SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934
                            (Amendment No.    )

Filed by the Registrant     X
Filed by a Party other than the Registrant
Check the appropriate line:

          Preliminary Proxy Statement
          Confidential, for Use of the Board of Governors Only (as permitted by Rule 14a-6(e)(2))
  X       Definitive Proxy Statement
          Definitive Additional Materials
          Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           BWC FINANCIAL CORP.
             (Name of Registrant as Specified in its Charter)




 (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)


Payment of Filing Fee (Check the appropriate line):

  X $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          $500 per each party to the controversy pursuant to Exchange Act rule 14(a)-6(i)(3).
          Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed to Exchange Act Rule 0-11
          (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:


          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:                None
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:                       03-23-95

                          NOTICE OF ANNUAL MEETING
                                     OF
                                SHAREHOLDERS
                                     OF
                             BWC FINANCIAL CORP.

                                 TO BE HELD
                          APRIL 25, 1995 at 10 A.M.

                        REGIONAL CENTER FOR THE ARTS
                          ENCORE ROOM, THIRD FLOOR
                          CIVIC AND LOCUST STREETS
                          WALNUT CREEK, CALIFORNIA

                                     AND

                               PROXY STATEMENT

                             BWC FINANCIAL CORP.
                              1400 Civic Drive
                       Walnut Creek, California 94596

March 27, 1995

Dear Shareholder:

You are cordially invited to attend the annual meeting of the shareholders of BWC Financial Corp. (the holding company for Bank of Walnut Creek) which will be held on Tuesday, April 25, 1995, at 10:00 a.m. at the Regional Center for the Arts, Encore Room, Third Floor, Civic and Locust Streets, Walnut Creek, California. Enclosed are the secretary's official Notice of the Annual Meeting of Shareholders, a Proxy Statement describing the business to be transacted at the meeting and other information regarding BWC Financial Corp. and Bank of Walnut Creek, and a Proxy for use in voting at the meeting.

You will be asked at the meeting to (1) vote on the election of Directors of BWC Financial Corp. for the ensuing year and until their successors are duly elected and qualified; (2) ratify the selection of independent auditors, and (3) act on such other business as may properly come before the meeting. You are urged to read the accompanying Proxy Statement carefully, as it contains a detailed explanation of all matters upon which you will be asked to vote.

Management believes that the election of the nominated persons as directors is in the best interests of BWC Financial Corp. and its shareholders. Your Board of Directors unanimously recommend a vote "For" this matter and "For" the selection of the independent auditors.

It is important that your shares be represented at the meeting.
Whether or not you plan to attend the meeting, you are requested to complete, date, sign, and return the enclosed proxy in the enclosed postage-paid envelope.

Sincerely,


______________________________
James L. Ryan
Chairman of the Board
and Chief Executive Officer

                              BWC FINANCIAL CORP.
                              1400 Civic Drive
                       Walnut Creek, California 94596

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held April 25, 1995

To the Shareholders of BWC Financial Corp.:

The annual meeting of BWC Financial Corp. ("BWC") shareholders will be held on Tuesday, April 25, 1995, at 10:00 a.m. at the Regional Center for the Arts, Encore Room, Third Floor, Civic and Locust Streets, Walnut Creek, California, for the purpose of (1) electing 7 persons to serve as directors of BWC for the ensuing year and until their successors are duly elected and qualified, (2) ratifying the selection of independent auditors, and (3) acting upon such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 6, 1995, will be entitled to vote at the meeting or any adjournment thereof. BWC's annual report for the year ended December 31, 1994, is enclosed. The annual report contains financial and other information but it is not to be deemed a part of the proxy soliciting material.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO
VOTE BY COMPLETING, SIGNING, AND RETURNING YOUR PROXY CARD
PROMPTLY.  YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME
IT IS VOTED.

By Order of the Board of Directors



Leland E. Wines
Secretary

Approximate mailing date of proxy material: March 27, 1995

PLACE OF ANNUAL MEETING: Regional Center for the Arts
                         Encore Room, Third Floor
                         Civic and Locust Streets
                         Walnut Creek, California 94596

DATE OF ANNUAL MEETING: April 25, 1995

TIME OF ANNUAL MEETING: 10:00 a.m.


                               PROXY STATEMENT
                                     OF
                             BWC FINANCIAL CORP.
                              1400 Civic Drive
                       Walnut Creek, California 94596

These proxy materials are furnished in connection with the solicitation by the management of BWC Financial Corp., a California corporation ("BWC"), of proxies for use at the annual meeting of the shareholders of BWC to be held on Tuesday, April 25, 1995, at 10:00 a.m. at the Regional Center for the Arts, Encore Room, Third Floor, Civic and Locust Streets, Walnut Creek, California, and at any adjournment thereof.

It is expected that this Proxy Statement and the accompanying
Notice and form of Proxy will be mailed to shareholders on or about March 27, 1995.

PURPOSE OF MEETING

The matters to be considered and voted upon at the meeting will be:

1. Election of Directors. The election of seven directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

2.   Independent Auditors. The ratification of the Board of
     Directors' selection of independent auditors.

3. Other Business. Transacting such other business as may properly come before the Meeting and any adjournments thereof.

The election of directors will be effective as of the date of the shareholders' vote.

GENERAL PROXY STATEMENT INFORMATION

BWC, a corporation existing and organized under the laws of the State of California, is authorized to issue up to 25,000,000 shares of common stock and 5,000,000 shares of preferred stock. As of March 6, 1995, only one class of stock was issued consisting of shares of common stock. All of the shares are voting shares and are entitled to vote at the annual meeting. Only those shareholders of record as of the record date, March 6, 1995, will be entitled to notice of, and to vote at, the meeting (the "Record Date"). On that date, 835,165 shares of common stock were outstanding. The determination of shareholders entitled to vote at the meeting and the number of votes to which they are entitled was made on the basis of BWC's records as of the Record Date. The presence in person or by Proxy of a majority of the outstanding shares of stock entitled to vote at the annual meeting will constitute a quorum for the purpose of transacting business at the meeting. Abstentions, shares as to which voting authority has been withheld from any nominee and "broker non-votes" (as defined below) will be counted for purposes of determining the presence or absence of a quorum.

     A broker or nominee holding shares for beneficial owners may vote on certain matters at the meeting pursuant to discretionary authority or instructions from the beneficial owners, but with respect to other matters for which the broker or nominee may not have received instructions from the beneficial owners and may not have discretionary voting power under the applicable rule of the New York Stock Exchange or other self regulatory organization to which the broker or nominee is a member, the shares held by the broker or nominee may not be voted. Such unvoted shares are called "broker non-votes." The rules of the New York Stock Exchange and other self regulatory organizations generally permit a broker or nominee, in the absence of instructions, to deliver a proxy to vote for directors in an uncontested election and for the proposal to ratify the selection of independent auditors. Consequently, shares held by a broker or nominee will not constitute "broker non-votes" regarding those two proposals.

Revocability of Proxies

A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of BWC an instrument revoking it or by filing a duly-executed Proxy bearing a later date. In addition, the powers of the proxyholder will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the Chairman of the meeting of such election. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions on the Proxy.

IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN
ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

Person Making the Solicitation

This solicitation of Proxies is being made by the Board of Directors of BWC. The expense of preparing, assembling, printing, and mailing this Proxy Statement and the material used in the solicitation of Proxies for the Meeting will be borne by BWC. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors, and employees of BWC and the Bank may solicit Proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, BWC may reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals.

Voting Rights

In connection with the election of directors, each shareholder entitled to vote may vote the shares owned by such shareholder as of the Record Date cumulatively if a shareholder present at the Meeting has given notice at the Meeting, prior to the voting, of his or her intention to vote cumulatively. If any shareholder has given such notice, then all shareholders entitled to vote for the election of directors may cumulate their votes. Under cumulative voting, each share carries as many votes as the number of directors to be elected, and the shareholder may cast all of such votes for a single nominee or may distribute them in any manner among as many nominees as desired. In the election of directors, the seven nominees receiving the highest number of votes will be elected.

On all other matters submitted to the vote of the shareholders, each shareholder is entitled to one vote for each share of common stock owned as of the Record Date on the books of BWC. The Record Date is March 6, 1995.



                               ITEM NUMBER 1:
                        ELECTION OF DIRECTORS OF BWC

Directors and Nominees

At the Meeting, seven (7) directors of BWC (the entire Board of Directors) are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and qualified. All of the nominees listed are currently members of the Board of Directors. The Bylaws of BWC provide for not less than seven (7) nor more than thirteen (13) directors, with the exact number being seven (7) until changed by bylaw amendment adopted by the Board of Directors. The following named persons are nominated by the Nominating Committee of the Board of Directors and, unless the shareholder marks the proxy to withhold the vote, the enclosed proxy, if returned and not subsequently revoked, will be voted in favor of their election as directors. If for any reason any such nominee becomes unavailable for election, the proxyholders will vote for such substitute nominee as may be designated by the Board of Directors. The Proxy holders reserve the right to cumulate votes for the election of directors and to cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the Proxy holders may determine in their discretion.


                                                            YEAR FIRST
                                   PRINCIPAL OCCUPATION -   ELECTED
DIRECTOR                 AGE       PAST FIVE YEARS          A DIRECTOR

Richard G. Hill          58        Owner - R.  G.  Hill &      1980
                                   Company; a real estate
                                   property management and
                                   brokerage firm in Central
                                   Contra Costa County

Reynold C. Johnson, III  44        President and CEO -         1981
                                   Reynold C.  Johnson
                                   Enterprises, Inc., a
                                   real estate development
                                   and investment corporation

Craig Lazzareschi        48        President - Greater Bay     1980
                                   Development Corp.; a real
                                   estate development and
                                   investment company

Tom J. Mantor            40        President - Bank of Walnut
                                   Creek                       1994

John F. Nohr             54        President - Woodminster     1981
                                   Company Realtors-Developers

James L. Ryan            61        Chairman and CEO - Bank     1980
                                   of Walnut Creek

John L. Winther          55        President - Delta Wetlands, 1981
                                   Inc.

The Board of Directors of BWC held four meetings during 1994.
BWC's Board of Directors had no standing committees during 1994.
All of the directors attended at least 75% of the meetings of the Board.

Because BWC is the parent corporation of the Bank of Walnut Creek (the "Bank"), certain information is being provided with respect to the Bank's Board of Directors and its standing committees during 1994. The Bank's Board of Directors is composed of the same individuals as BWC's Board of Directors.

Committees of the Bank's Board of Directors

The Board of Directors of the Bank has established the following standing committees, with membership during 1994 as noted: Loan
Committee: Messrs. Hill, Lazzareschi, Ryan, Johnson, Nohr and Mantor. Investment Committee: Messrs. Ryan, Nohr, and Johnson; Audit Committee: Messrs. Hill, Lazzareschi, Nohr, Johnson, and Winther; Compensation Committee: Messrs. Nohr, Johnson, Winther with Mr. Ryan an ex-officio member; and Nominating Committee:
Messrs. Ryan, Johnson and Lazzareschi.

The Loan Committee holds regularly scheduled meetings weekly.
Its functions are (1) to establish the loan policies for the Bank and set the lending limits for the Bank's officers; (2) review the Bank's overall loan position as it exists from time to time;
(3) review all loans in excess of the Bank's officers' lending limits; and (4) review proposals on the purchase of loans from other institutions.

The Investment Committee meets monthly and its functions are to establish the investment policies for the Bank, review the Bank's investment portfolio, and make periodic changes.

The Audit Committee meets annually or at the call of the Chairman. Its functions are to select the external auditors and coordinate internal and external audit activities.

The Compensation Committee meets annually or at the call of the Chairman. Its function is to review the existing and future compensation programs for the Bank's executive officers.

The Nominating Committee meets annually and its functions are to nominate and recommend the selection of directors to comprise
BWC's and the Bank's Boards of Directors.

During 1994, the Board of Directors of the Bank met 13 times. No director attended fewer than 75% of the total number of meetings of the Board during the time he was a member of the Board and of the committees of which he is a member.

Executive Officers

Persons who currently serve as executive officers of the Bank and/or BWC are as follows:

                                   POSITION WITH BWC OR THE BANK
                                   AND PRINCIPAL OCCUPATION
OFFICER                  AGE       DURING THE PAST FIVE YEARS


James L. Ryan            61        Chief Executive Officer and
                                   Chairman of the Bank.
                                   Chairman and President of BWC.
                                   Has been CEO of the Bank since
                                   its inception in 1979.

Tom J. Mantor            40        President  of the Bank since
                                   December 1992.  Has been with
                                   the Bank since 1991.  Prior to
                                   this was VP/Manager of First
                                   Interstate Bank San Jose Dist.

Leland E. Wines          50        Executive Vice President and
                                   Cashier of the Bank and
                                   Secretary and Chief Financial
                                   Officer of BWC.  Has been CFO
                                   of the Bank since 1983.

Andrea L. Head           37        Senior Vice President,
                                   Construction Real Estate.  Has
                                   been with the Bank since 1983.

Security Ownership of Management

BWC has only one class of stock issued and outstanding, that being its common stock. Information concerning the beneficial ownership of BWC's common stock as of March 6, 1995, by each director, and by the directors and officers of BWC and the Bank as a group, is set forth in the following table. Other than as may be set forth below, BWC is not aware of any individual who is the beneficial owner of five percent (5%) or more of BWC's outstanding stock.

     Name of             Number of Shares            Percent of
Beneficial Owner         Beneficially Owned(A)(B) Outstanding Class

Richard G. Hill               53,508                   6.39%
Reynold C. Johnson III        53,222                   6.36%
Craig A. Lazzareschi          26,380                   3.15%
Tom J. Mantor                 18,315                   2.16%
John F. Nohr                  19,014                   2.27%
James L. Ryan                 91,309                  10.71%
John L. Winther               17,260                   2.06%
Officers and Directors
as a group (10 in number)    358,847(C)               38.05%

________________________

(A) Unless otherwise indicated, each person listed has sole investment and voting power with respect to the shares listed.

(B) Includes all shares beneficially owned, whether directly or indirectly, individually or together with associates. Includes any shares owned, whether jointly or as community property with a spouse and any shares of which beneficial ownership may be acquired within 60 days of March 6, 1995, by the exercise of stock options.

(C) Includes 112,287 shares subject to options which may be exercised within 60 days of March 6, 1995.

Section 16(a) of the Securities Exchange Act of 1934 requires BWC's Directors and executive officers and persons who own more than 10% of a registered class of BWC's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of BWC. Officers, directors, and greater than 10-percent shareholders are required by SEC regulation to furnish BWC with copies of all Section 16(a) forms they file.

To BWC's knowledge, based on a review of the copies of such reports furnished to BWC and written representations that no other reports were required, during the fiscal year ended December 31, 1994, all Section 16(a) filing requirements applicable to its officers, directors, and 10-percent shareholders have been complied with.

Remuneration and Other Transactions with Management
Summary Compensation Table
     The following table shows for the three fiscal years ended December 31, 1992, 1993 and 1994, the compensation paid to the Bank's executive officers.

                                                                           Long Term Compensation
                                         Annual Compensation        Awards           Payouts

           (a)             (b)      (c)       (d)        (e)        (f)       (g)       (h)        (i)
                                                     Other AnnualRestricted               LTIP   All other
Name and                                       Bonus Compensation    Stock   Options   Payouts Compensation
Principal Position         Year  Salary($)  ($)   A/     ($)  B/ Award(s) (  (#)  C/       ($)     ($)  D/
James L. Ryan              1994   $183,750   $18,709     $12,100         --        --        --          --
Chief Executive Officer/   1993   $175,000   $31,750      $9,800         --        --        --          --
Vice Chairman of the Boar  1992   $166,164         --     $7,800         --    33,000        --          --

Tom Mantor                 1994   $101,430    $5,164      $9,000         --        --        --          --
President/                 1993    $96,600    $8,025           --        --        --        --          --
Chief Operating Officer    1992    $84,004         --          --        --    25,500        --          --

Leland E. Wines            1994   $100,000    $5,078           --        --        --        --          --
Executive Vice President/  1993    $95,004    $8,618           --        --        --        --          --
Cashier/Chief Financial O  1992    $90,200         --          --        --    10,000        --          --

Andrea L. Head             1994    $86,096    $4,393           --        --        --        --          --
Senior Vice President/     1993    $82,000    $7,452           --        --        --        --          --
Real Estate Finance        1992    $78,000         --          --        --    10,000        --          --

A/   The Bank maintains an incentive bonus plan for executive officers.  Under such plan, an incentive pool is created based upon the criterion of return on the Bank's average assets.  The incentive pool is allocated based on salary and performance.  The amounts set forth above reflect bonuses paid in the current calendar year based on the prior year's performance.  The Bank expects to pay bonuses to the named executive officers for the fiscal year ended December 31, 1994 during 1995; however, the amount of such bonuses earned in fiscal 1994 is not calculable at this time.

B/   Amounts reflect board of director fees paid to such persons.

C/   The Board of Directors of the Bank adopted the 1980 Incentive Stock Option Plan (the
     "1980 Plan") in March 1980 and the Board of Directors of BWC adopted the 1990 Stock
     Option Plan (the "1990 Plan") in May 1990.  The 1980 Plan terminated on March 11,
     1990, although options granted under the 1980 Plan remain outstanding.  The 1990 Plan was approved by BWC's shareholders at the 1990 and 1991 annual meetings.  The 1990
     Plan is administered by the Board of Directors.  The Board determines the eligibility of participants, the number of shares to be granted and the terms of such grants.
     All options granted to the named executive officers were incentive stock options that have an exercise price equal to the fair market value on the date of grant.

D/   Other compensation is paid, including profit sharing and matching contributions to the Bank's 401(k) Profit Sharing Plan.  In additon, for Mr. Ryan they include personal  benefit from the use of a company automobile and the cost of membership in a country club.  The aggregate amount of such other compensation does not exceed the lesser of $25,000 or 10% of the annual compensation reported for such persons.

Stock Options
                         Options Grants in Last Fiscal Year

The table below sets forth certain information regarding options granted to executive officers of the Corporation during the last fiscal year.

           (a)                           (b)         (c)         (d)           (e)
                                                  Percent of
                                                 Total Option  Exercise
                                       Options    Granted to    Price
                            Grant      Granted   Employees  i Per Share    Expiration
          Name               Date        (#)     Fiscal Year    ($/SH)        Date
None


                         OPTIONS EXERCISED AND YEAR-END VALUE TABLE


The table below provides information regarding options exercised in fiscal 1993 by the executive officers of BWC and the value of such unexercised options as of December 31, 1993.

                                                       Number of Unexercised Options Value of Unexercised In-The-Money
                         Options Exercised in Fiscal 19At December 31, 1993 (#)      Options at December 31, 1993 ($) (A)
           (a)                 (b)            (c)                     (d)                           (e)
                             Shares          Value
                           Acquired On     Realized
Name                      Exercise (#)      ($) (A)      Exercisable   Unexercisable   Exercisable   Unexercisable
James L. Ryan                  --             --           21,780         14,520        $110,425       $73,616
Tom Mantor                     --             --           18,315         17,985        $70,184        $75,819
Leland E. Wines                --             --           18,732          4,400        $115,178       $22,308
Andrea L. Head                 --             --           18,289          4,400        $109,250       $22,308

(A)  Market value of the underlying securities at exercise date or year-end, as the case may be, minus the exercise price of "in-the-money" options.

Directors' Fees

Directors of the Bank each received a fee of $11,100 during 1994 for all regular meetings of the Board of Directors, plus $1,000 for one non-regular special board meeting attended with the exception of Mr. Mantor who was elected to the board of directors at the last shareholders meeting April 16, 1994 received a fee of $8,000 representing meetings since that date, plus $1,000 for the special meeting. In addition, directors, other than employees of the Bank, received $300 per committee meeting attended.

Mr. Haswell who became Director Emeritus in May, 1994 continues to received a consulting fee of $600 per board meeting attended and received a total of $8,550 for all meetings, both as a Director and as Director Emeritus.

Employment Agreements

The Bank has entered into employment agreements with Messrs. Ryan and Wines. Mr. Ryan's employment agreement, which became effective November 16, 1979 for an initial term of two years, has been, and will continue to be, automatically renewed unless either party gives the other party 90 days notice of termination. Mr. Ryan was paid a base salary of $183,750 under the agreement for fiscal 1994 to serve as President and Chief Executive Officer of the Bank. Mr. Ryan is also entitled to participate in all employee benefit plans that may be adopted by the Bank and to a car allowance. If Mr. Ryan's employment is terminated by the Bank for any reason other than death, legal incapacity or for cause, the Bank must pay to Mr. Ryan a sum equal to Mr. Ryan's then annual salary.

Mr. Wines' employment agreement, which became effective on November 27, 1990, continues until terminated as provided therein. Mr. Wines was paid a base salary of $100,000 under the agreement for fiscal 1994 to serve as Executive Vice President and Cashier of the Bank. Mr. Wines is also entitled to participate in all health and life insurance plans adopted by the Bank and may receive a bonus or bonuses as determined by the Bank, in its discretion. If there is a merger of, or sale of a controlling interest in, the Bank, and Mr. Wines gives written notice of the termination of his employment within 60 days after the effective date of such merger or sale, Mr. Wines will continue to receive monthly compensation and benefits then being provided for the lesser of four months from the date of termination or the date Mr. Wines commences employment with a new employer. In addition, if Mr. Wines receives notice of the termination of his employment with the Bank within 12 months after the effective date of such merger or sale, then such termination of employment shall be effective within 30 days thereafter, provided, however, that Mr. Wines will continue to receive monthly compensation and benefits then being provided for the lesser of 12 months from the date of termination or the date he commences employment with a new employer.

The amount of cash compensation paid to each such officer under their employment agreements is included in the foregoing summary compensation table.

Other Transactions With Directors and Executive Officers

The Bank's current policy is one of not granting loans to its executive officers or directors, or the executive officers or directors of BWC, except that all directors are eligible to have a line of credit available to them with a maximum of $2,000 outstanding at any one time. Such line of credit is made available to the directors on the same terms and at the same interest rate as it is available to all other qualified customers of the Bank. The Bank has had and expects to have banking transactions in the ordinary course of business with many of the principal shareholders of BWC and the Bank (and their associates), on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. No loan to any director, executive officer or shareholder of BWC or the Bank (or their associates) has involved more than normal risk of collectibility or presented other unfavorable features. If loans were to be made to directors, executive officers or principal shareholders of BWC or the Bank, then all such loans would be subject to the limitations prescribed by California Financial Code section 3370, et seq.
and by the Financial Institutions Regulatory and Interest Rate Control Act of 1978, the principal effect of which is to require that any loan to a director, executive officer or principal shareholder be on nonpreferential terms and, should all loans to that individual exceed $25,000 in the aggregate, be approved in advance by the Bank's Board of Directors. With respect to transactions other than loans, BWC and the Bank have had and expect to have such transactions in the ordinary course of business with many of its directors, executive officers, and principal shareholders (and their associates), but all such transactions have been and will be on substantially the same terms as those prevailing for comparable transactions with others.

          ITEM NUMBER 2: RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has selected Arthur Andersen & Co. as independent auditors for BWC for the year 1995. Arthur Andersen

& Co. has informed BWC that it has had no connection during the past three years with BWC or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. A representative from Arthur Andersen & Co. will be present at the shareholders meeting.

                       ITEM NUMBER 3: OTHER BUSINESS

If any other matters come before the meeting, not referred to in the enclosed Proxy, including matters incident to the conduct of the meeting, the Proxy holders will vote the shares represented by the proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting, and as of the date of the preparation of this Proxy Statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.

                          TRADING IN BWC'S STOCK

The common stock of BWC is traded in the over-the-counter market. Sutro & Company, Inc., Hoefer & Arnett Inc. and Ryan, Beck & Co., are the market makers of the BWC stock. There has been only limited trading of BWC stock. The most recent sales known to Management were at a price of $14.00 per share.

                   FINANCIAL AND STATISTICAL INFORMATION

A copy of BWC's consolidated financial statement as of December
31, 1994, and for the year then ended is enclosed in this mailing. Additional copies are available to any shareholder upon request.

                           SHAREHOLDER PROPOSALS

December 10, 1995, is the deadline for the shareholders to submit proposals to be considered for inclusion in the proxy statement for BWC's 1996 annual shareholders meeting.

                             LEGAL PROCEEDINGS

There are no pending or, to management's knowledge, threatened material legal proceedings to which the Bank or BWC is a party or to which any of the Bank's or BWC's properties are subject.

THE ENCLOSED PROXY SHOULD BE COMPLETED, DATED, SIGNED, AND
RETURNED IN THE ENCLOSED, POSTAGE PAID ENVELOPE.  PROMPT MAILING
OF THE PROXY WILL BE APPRECIATED.

By Order of the Board of Directors




By:  ______________________________          Date: March 27, 1995
     Leland E. Wines, Secretary